John Hancock
Tax-Free
Bond Fund

SEMI
ANNUAL
REPORT

2.28.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of Contents

Your fund
at a glance
page 1

Managers' report
page 2

Fund's investments
page 8

Financial statements
page 22

For your information
page 33

Dear Fellow Shareholders,

The stock market brought investors back to earth in 2000 after a run of nine consecutive years of positive stock-market results. The first two months of 2001 have been equally sobering. Investors have grown increasingly worried about the slowing economy and declining corporate earnings. High-priced growth stocks have been the hardest hit. Technology stocks, which got pounded in 2000, went into another free fall in February, sending the NASDAQ Composite Index down 54% by the end of February from its near high a year ago. While the broad stock market has remained volatile, and in negative territory year-to-date, bonds have done well in response to falling interest rates.

The year 2001 finds us with lingering uncertainties, a new U.S.
president and new possibilities. Questions remain about how successful the Federal Reserve will be in preventing a recession. Even though the Fed remains a key force impacting financial markets, we are also watching Washington, D.C. as President George W. Bush attempts to enact tax cuts.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new and improved version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Vice Chairman and Chief Executive Officer

YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
interest income
exempt from
federal income
taxes as is
consistent with
preservation of
capital.

Over the last six months

* Falling interest rates pushed bond prices up.

* Municipal bonds reaped the benefits of strong demand and limited supply.

* Lower-quality credits underperformed with concerns about a slowing economy.


[Bar chart with heading "John Hancock Tax-Free Bond Fund." Under the heading is a note that reads "Fund performance for the six months ended February 28, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 4.48% total return for Class A. The second bar represents the 4.10% total return for Class B. The third bar represents the 4.05% total return for Class C.
A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]


Top 10 holdings

3.7%   Foothill/Eastern Trans. Corridor Agency, 1-1-16, 6.000%
2.9%   Puerto Rico, Commonwealth of, 7-1-11, 7.696%
2.8%   Puerto Rico Highway and Trans. Authority, 7-1-11, 9.530%
2.6%   Madera, County of, 3-15-15, 6.500%
2.3%   Foothill/Eastern Trans. Corridor Agency, 1-1-19, 0.000%
1.9%   Clark, County of, 12-1-33, 6.500%
1.7%   Dallas-Fort Worth Int. Airport Fac. Impr., 11-1-30, 7.250%
1.6%   San Bernardino, County of, 8-1-17, 5.500%
1.5%   Maury County Ind. Development Board, 9-1-24, 6.500%
1.4%   Port Auth. of New York and New Jersey, 10-1-19, 6.750%

As a percentage of net assets on February 28, 2001.



BY DIANNE SALES, CFA, BARRY H. EVANS, CFA, AND FRANK A. LUCIBELLA, CFA, PORTFOLIO MANAGERS

John Hancock
Tax-Free Bond Fund

MANAGERS'
REPORT

Fixed-income investors had reason to cheer over the last six months. Bond prices jumped higher at the end of last year as investors became more certain that the Federal Reserve was done raising interest rates and would eventually have to cut them early in 2001 to boost the sagging U.S. economy. That belief came to fruition with the Fed lowering interest rates two times in the first two months of this year.

Municipal bonds have been one of the bright spots in the bond market's comeback. Thanks to disciplined fiscal policy and healthy tax receipts, many state and local governments have cut back sharply on their bond issuance over the last several years. With states issuing, on average, about 20% less debt in 2000, supply hasn't been able to keep pace with demand -- especially as investors have tried to diversify out of the flagging stock market. This supply/demand imbalance has fueled a strong rally in municipal bonds.

"Municipal bonds have
 been one of the bright
 spots in the bond
 market's comeback."

A LOOK AT PERFORMANCE

For the six months ended February 28, 2001, John Hancock Tax-Free Bond Fund's Class A, Class B and Class C shares returned 4.48%, 4.10% and 4.05%, respectively, at net asset value. By comparison, the average general municipal bond fund returned 4.75% for the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

Increasing the Fund's interest-rate sensitivity boosted our performance in this falling-rate environment. For much of 2000, we positioned the Fund defensively with a shorter duration in anticipation of further interest-rate increases. Duration measures the Fund's sensitivity to rate changes. With a shorter duration, the Fund's net asset value was less sensitive to changes in interest rates. During the third quarter of last year, however, we gradually started to lengthen our duration, thereby increasing the Fund's sensitivity. This more aggressive interest-rate posture paid off as the Fed cut rates early in 2001.

[A photo of Team Leader Dianne Sales flush right next to first paragraph.]

While the Fund turned in solid returns, a couple of factors contributed to our slight underperformance. The first was our sizeable position in lower-grade credits. With interest rates rising and concerns growing about a slowing economy, investors shied away from credit risk, deserting lower-grade bonds in favor of higher-grade ones. The result was a dramatic widening of credit spreads -- that is, the spread or difference in yields between high- and low-grade bonds.

"Increasing the Fund's
 interest-rate sensitivity
 boosted our performance
 in this falling-rate
 environment."

The second factor was the lackluster performance of several industrial revenue holdings -- including CSC Steel and the Santee River Rubber Plant -- which were negatively impacted by rising interest rates and a lack of liquidity. While these holdings certainly hampered our performance, the impact was mitigated by our small positions in these names. A few years ago, we made a strategic decision to keep our higher-yielding holdings well diversified in order to protect shareholders against the downside associated with any individual issue.

STAYING THE COURSE

While our strategy of owning lower-quality holdings did put a damper on our total return performance, we have stayed the course and now our shareholders are starting to reap the benefits of our consistency. With credit spreads at their widest levels in more than 10 years and the Fed lowering rates, we firmly believe that spreads will begin to narrow. When they do, lower-grade credits should start to outperform. In fact, we've already seen this trend start to take hold over the last few months. With yields falling and confidence mounting that the Fed's rate cuts will spur the economy, investors have started to search out lower-grade credits with more attractive yields. We're starting to see a two-tiered market develop as investors distinguish between the good lower-quality credits and the bad. Since most of our lower-quality credits are in the top tier, we're starting to see positive performance from these holdings. Because we're confident that this trend will continue for the remainder of year, we anticipate that our lower-quality holdings will return to their role as a major contributor to performance.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Transportation 19%, the second is Pollution control 13%, the third Health 11%, the fourth Electric 11%, and the fifth
General obligation 7%.

[Pie chart at bottom of page with heading "Types of investments in the Fund As of February 28, 2001." The chart is divided into three sections (from top to left): Revenue bonds 92%, General obligation bonds 7%, and Other 1%.]

In addition to holding our lower-quality credits, we've continued to focus on adding call protection to the portfolio, a strategy that has also started to pay dividends. Call protection guards against a bond being redeemed by its issuer for a certain period of time. Good call protection is important in periods when interest rates are falling because issuers often try to refinance their bonds at lower interest rates. If a bond gets "called," investors are forced to reinvest their money in bonds with lower yields. With interest rates now falling, the Fund's strong call protection will serve to protect shareholders' strong yield income.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Hospital bonds followed by an up arrow with the phrase "Rebounded from low levels." The second listing is High-grade credits followed by an up arrow with the phrase "Positive tax receipts/balanced budgets." The third listing is Industrial revenue bonds followed by a down arrow with the phrase "Fears of slowing economy."]

OUTLOOK

We believe the outlook for the municipal bond market is bright, despite the proposed national tax cut and the possibility of increased municipal bond supply. Although the politicians in Washington are still in the process of negotiating a national tax cut, we believe the negative impact of the tax cut has already been priced into the muni market. In fact, to the extent that the proposed tax cut is directed away from higher tax brackets to lower ones as it passes through the Senate, there's a chance that we could see municipal bonds rally.

"... we don't expect a
 deluge of new issuance to
 permanently impact the
 muni market."

On the supply/demand front, there's no doubt that we'll see heavier municipal bond issuance in 2001 as interest rates continue to fall. Although the influx of new supply may put some temporary pressure on prices, we don't expect a deluge of new issuance to permanently impact the muni market. That's because many bonds were refinanced during the last downward cycle in interest rates and the cost savings simply aren't as large this time around. In our view, any increase in supply should be viewed as a buying opportunity to add attractive credits to the portfolio.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ending
February 28, 2001.

The index used for
comparison is the
Lehman Brothers
Municipal Bond
Index, an unmanaged
index that includes
approximately 8,000
bonds and is com
monly used as a
measure of bond
performance.

The returns reflect
past results and should
not be considered
indicative of future
performance. It is not
possible to invest
directly in an index.

Please note that a
portion of the Fund's
income may be subject
to taxes, and some
investors may be sub
ject to the Alternative
Minimum Tax (AMT).
Also note that capital
gains are taxable.


                              Class A      Class B      Class C        Index
Inception date                 1-5-90     12-31-91       4-1-99           --

Average annual returns with maximum sales charge (POP)
One year                         5.88%        5.04%        7.85%       12.34%
Five years                       4.42%        4.28%          --         6.10%
Ten years                        6.90%          --           --         7.22%
Since inception                    --         5.89%        2.20%          --

Cumulative total returns with maximum sales charge (POP)
Six months                      -0.26%       -0.90%        2.05%        5.19%
One year                         5.88%        5.04%        7.85%       12.34%
Five years                      24.16%       23.30%          --        34.46%
Ten years                       94.92%          --           --       100.88%
Since inception                    --        68.87%        4.25%          --

SEC 30-day yield as of February 28, 2001
                                 4.65%        4.11%        3.96%          --

Performance figures assume all distributions were reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Tax-Free Bond Fund, before sales charge, and is equal to $20,410 as of February 28, 2001. The second line represents the Lehman Brothers Municipal Bond Index and is equal to $20,088 as of February 28, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock Tax-Free Bond Fund, after sales charge, and is equal to $19,492 as of February 28, 2001.

                                   Class B*      Class C
Inception date                     12-31-91       4-1-99
Without sales charge                $16,884      $10,528
With maximum sales charge                --      $10,423
Index                               $18,312      $10,985

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of February 28, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
February 28, 2001
(unaudited).

This schedule has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund.

STATE, ISSUER, DESCRIPTION,                                        INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
TAX-EXEMPT LONG-TERM BONDS 99.37%                                                                        $617,863,566
(Cost $570,935,771)

Alaska 0.63%                                                                                               $3,928,089
Alaska Housing Finance Corp,
  Coll Home Mtg Ser B-1 GNMA Coll, 06-01-24                           7.650%     AAA             $785         808,299
  Gen Mtg Ser A, 06-01-27                                             6.000      AAA            2,000       2,065,460
Valdez Alaska Marine Terminal,
  Rev Ref Sohio Pipe Line Co Proj Ser 1985, 12-01-25                  7.125      AA+            1,000       1,054,330

Arizona 2.64%                                                                                              16,399,833
Arizona Health Facilities Auth,
  Hosp Sys Rev Ref Phoenix Memorial Hosp Proj (B),
  06-01-21                                                            8.200      D              2,150       1,397,500
Arizona Municipal Financing Program,
  Cert of Part Ser 25, 08-01-14                                       7.875      AAA            1,000       1,292,750
Maricopa County Pollution Control Corp,
  Poll Control Rev Ref Ser A El Paso Elec Co,
  08-01-15                                                            6.375      BB+            2,500       2,551,850
  Poll Control Rev Ref Ser A Public Service Co
  Palo Verde Proj, 08-15-23                                           6.375      BBB-           8,050       8,023,033
Navajo County Industrial Development Auth,
  Ind'l Devel Rev Stone Container Corp Proj,
  06-01-27                                                            7.200      B              1,000         954,080
Phoenix Civic Improvement Corp,
  Wastewater Sys Rev Jr Lien, 07-01-24                                6.000      AAA            2,000       2,180,620

Arkansas 0.03%                                                                                               $207,928
Arkansas Development Finance Auth,
  Single Family Mtg Rev Ref Ser 1991A, 08-15-11                       8.000      AA               200         207,928

California 18.61%                                                                                         115,744,262
Anaheim Public Financing Auth,
  Sub Lease Rev 1997 Cap Apprec Ser C
  Pub Imp Proj, 09-01-22                                               Zero      AAA            5,150       1,620,087
California Statewide Communities Development Auth,
  Lease Rev Spec Facil Ser A United Airlines, 10-01-33                5.700      BB+            3,000       2,757,720
Foothill/Eastern Transportation Corridor Agency,
  Toll Rd Rev Fixed Rate Cap Apprec
  Ser 1995A, 01-01-19                                                  Zero      AAA           36,600      14,518,854
  Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A,
  01-01-20                                                             Zero      AAA           10,000       3,739,000
  Toll Rd Rev Fixed Rate Current Int Ser 1995A,
  01-01-16                                                            6.000      AAA           19,800      22,675,950
  Toll Rd Rev Ref Cap Apprec, 01-15-25                                 Zero      BBB-           5,000       1,174,200
Madera, County of,
  Cert of Part Valley Children's Hosp, 03-15-15                       6.500      AAA           13,185      15,939,083
Millbrae, City of,
  Residential Facil Rev Ser 1997A Magnolia of
  Millbrae Proj, 09-01-27                                             7.375      BB             1,000         984,000
Sacramento City Financing Auth,
  Rev Convention Ctr Hotel Ser 1999A, 01-01-30                        6.250      BB+            4,000       3,933,480
Sacramento Municipal Utilities District,
  Ind'l Devel Rev Ref San Diego Gas & Electric Ser C
  Inflos, 08-15-18                                                    8.767#     AAA            1,000       1,115,000
San Bernardino, County of,
  Cert of Part Ref Medical Center Fin Proj, 08-01-17                  5.500      AAA            9,130       9,959,095
  Cert of Part Ref Medical Center Fin Proj, 08-01-22                  5.500      A-p            2,500       2,512,425
San Diego Redevelopment Agency,
  Tax Alloc City Heights Proj Ser 1999A, 09-01-23                     5.750      BB                25          24,506
San Diego, City of,
  Cert Undivided Int Wtr Util Fund Net Sys Rev,
  08-01-28                                                            4.750      AAA            3,000       2,799,630
San Francisco, City of,
  Resid Facil Ser A Coventry Park Proj, 12-01-26                      8.500      BB             2,000       1,878,160
San Joaquin Hills Transportation Corridor Agency,
  Toll Rd Rev Jr Lien Cap Apprec, 01-01-10                             Zero      AAA            6,250       4,298,000
  Toll Rd Rev Ref Conv Cap Apprec Ser 1997A,
  01-15-17                                                             Zero      BBB-          10,000       6,647,500
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-14                             Zero      AAA            5,000       2,732,800
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-17                             Zero      AAA            4,900       2,213,379
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-19                             Zero      AAA           15,510       6,152,662
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-20                             Zero      AAA            2,000         747,800
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-23                             Zero      AAA            7,500       2,367,225
San Jose Financing Auth,
  Rev Ser 1993B Community Facil Proj Preref,
  11-15-18                                                            5.625      AA-            1,240       1,314,251
  Rev Ser 1993B Community Facil Proj Unref Bal,
  11-15-18                                                            5.625      AA-            1,260       1,285,855
Santa Ana Financing Auth,
  Lease Rev Police Admin & Holding Facil
  Ser A, 07-01-19                                                     6.250      AAA            2,000       2,353,600

Colorado 1.25%                                                                                              7,756,397
Denver, City and County of,
  Airport Sys Rev Ser 1992A Preref, 11-15-25                          7.250      AAA            1,980       2,140,261
  Airport Sys Rev Ser 1994A Preref, 11-15-23                          7.500      A                535         612,222
  Airport Sys Rev Ser 1994A Unref Bal, 11-15-23                       7.500      A              2,565       2,864,028
Douglas County School District No Re 1,
  Douglas and Elbert Counties Imp Ser 1994A,
  12-15-11                                                            6.400      AAA            1,400       1,547,476
E-470 Public Highway Auth,
  Rev Cap Apprec Sr Ser 2000B, 09-01-34                                Zero      BBB-           7,000         592,410

Connecticut 0.16%                                                                                           1,011,090
Connecticut Health and Educational Facilities Auth,
  Rev Ser D Univ of Hartford, 07-01-22                                6.800      BBB-           1,000       1,011,090

Delaware 1.10%                                                                                              6,845,865
Delaware State Economic Development Auth,
  Rev Ref Poll Control Ser B Delmarva Pwr Proj,
  05-01-19                                                            6.750      AAA            6,500       6,845,865

Florida 6.61%                                                                                              41,078,695
Capital Projects Finance Auth,
  Student Hsg Rev Cap Projs Ln Prog Ser 2000A
  Univ of Florida, 08-15-31                                           7.850      BBB-           3,500       3,467,800
  Student Hsg Rev Cap Projs Ln Prog Ser 2001G,
  10-01-11                                                            9.125      AAA            2,000       1,983,040
Crossings at Fleming Island Community
  Development District, Spec Assessment Rev
  Ref Ser 2000C, 05-01-30                                             7.100      BBB-           1,000       1,035,000
Dade, County of,
  Professional Sports Franchise Facil Tax Rev
  Cap Apprec, 10-01-27                                                 Zero      AAA            5,500       1,339,085
Hernando County Industrial Development Auth,
  Rev Ref 2nd Fla Crushed Stone Co, 12-01-14                          8.500      BBB-             200         214,584
Hernando, County of,
  Rev Criminal Justice Complex Fin Proj, 07-01-16                     7.650      AAA              500         654,525
Hillsborough County Aviation Auth,
  Rev Ser B Tampa International Airport, 10-01-17                     6.000      AAA            5,880       6,644,341
Jacksonville Electric Auth,
  Elec Sys Rev Ser 3-A, 10-01-28                                      5.250      AA             9,000       8,783,010
Lee, County of,
  Hosp Board of Directors Hosp Rev Inflos, 04-01-20                   9.114#     AAA            2,000       2,090,000
Miami-Dade County Special Obligation,
  Sub Ser 1997B, 10-01-32                                              Zero      AAA            7,780       1,298,171
  Sub Ser 1997B, 10-01-33                                              Zero      AAA            2,000         315,240
  Sub Ser 1997B, 10-01-34                                              Zero      AAA            3,895         578,563
  Sub Ser 1997B, 10-01-35                                              Zero      AAA            6,765         947,168
Orange County Health Facilities Auth,
  Hosp Orlando Regional Medical Center Rev Inflos,
  10-29-21                                                            8.999%#    AAA            1,000       1,076,250
Orange County School Board,
  Cert of Part Ref Ser 1997A, 08-01-13                                 Zero      Aaa           10,365       5,707,591
Orlando Utilities Commission,
  Wtr & Elec Sub Rev Ser 1989D, 10-01-17                              6.750      AA-            2,200       2,640,220
Pinellas County Educational Facilities Auth,
  Rev Barry Univ Proj, 10-01-30                                       5.875      AA             1,260       1,297,472
Stoneybrook West Community Development District,
  Spec Assessment Rev Ser 2000A, 05-01-32                             7.000      BB               500         504,635
  Spec Assessment Rev Ser 2000B, 05-01-10                             6.450      BB               500         502,000

Georgia 4.00%                                                                                              24,855,257
Georgia Municipal Electric Auth,
  Pwr Rev Ref Ser BB, 01-01-19                                        5.700      A              1,000       1,067,660
  Pwr Rev Ser C, 01-01-19                                             5.700      AAA            5,000       5,421,950
  Pwr Rev Ser EE, 01-01-24                                            7.250      AAA            2,000       2,587,340
  Pwr Rev Ser Y, 01-01-17                                             6.500      AAA            3,500       4,116,000
  Pwr Rev Ser Z, 01-01-20                                             5.500      AAA            5,840       6,192,327
Monroe County Development Auth,
  Poll Control Rev Ser A Oglethorpe Pwr Corp
  Scherer Proj, 01-01-12                                              6.800      A              1,000       1,157,340
Savannah Hospital Auth,
  Rev Ref & Imp Candler Hosp Proj, 01-01-23                           7.000      BB             4,000       4,312,640

Illinois 3.89%                                                                                             24,214,817
Chicago, City of,
  Chicago-O'Hare Int'l Airport Int'l Terminal Spec Rev
  Ser 1992, 01-01-12                                                  6.750      AAA            3,000       3,121,590
  Chicago-O'Hare Int'l Airport Spec Facil Rev Ref
  Ser 2001C United Air Lines Inc Proj, 05-01-16                       6.300      Baa2           5,000       4,992,650
  Skyway Toll Bridge Rev Ref Ser 1994, 01-01-17                       6.750      AAA            2,000       2,200,740
  Wastewater Transm Rev Ref Cap Apprec Ser 1998A,
  01-01-22                                                             Zero      AAA           10,000       3,214,600
Godfrey, City of,
  United Methodist Village Rev Ser 1999A, 11-15-29                    5.875      BB+            1,825       1,431,238
Illinois Development Finance Auth,
  Poll Control Rev Ref Commonwealth Edison Co Proj,
  01-15-14                                                            5.850      AAA            3,000       3,294,990
Illinois Health Facilities Auth,
  Rev Methodist Hlth Serv Corp Ser 1991B, 05-01-21                    9.618#     AAA            1,000       1,050,000
  Rev Ref Friendship Vlg Schamburg, 12-01-08                          6.750      A-             1,640       1,648,758
  Rev Ref Ser 1992 Mercy Hosp & Medical Center Proj,
  01-01-07                                                            7.000      B+             1,500       1,212,030
Illinois Industrial Pollution Control Financing Auth,
  Rev Great Lakes Carbon Corp Proj, 10-01-01                          7.125      BB+              315         315,031
Saint Clair, County of,
  GO Unltd Cap Apprec, 10-01-28                                        Zero      AAA            8,455       1,733,190

Indiana 0.32%                                                                                               1,979,780
Wabash, County of,
Solid Waste Disp Rev Jefferson Smurfit Corp Proj,
  06-01-26                                                            7.500      B              2,000       1,979,780

Iowa 0.13%                                                                                                    830,790
Iowa Finance Auth,
  Health Care Facil Rev Ref Care Initiatives Proj Ser B,
  07-01-18                                                            5.750      BB             1,000         830,790

Kentucky 1.55%                                                                                              9,614,345
Kenton County Airport Board,
  Rev Spec Facil Delta Airlines Proj Ser 1992A, 02-01-12              7.500      BBB-           2,000       2,061,320
  Rev Spec Facil Delta Airlines Proj Ser 1992A, 02-01-21              7.125      BBB-           2,000       2,054,300
Kentucky Economic Development Finance Auth,
  Health Sys Rev Norton Healthcare Inc Ser 2000C,
  10-01-21                                                             Zero      AAA            5,000       4,033,750
Newport Public Properties,
  Corp Rev 1st Mtg Pub Prkg & Plaza Ser 2000A-1,
  01-01-27                                                            8.500      BB             1,500       1,464,975

Louisiana 1.98%                                                                                            12,325,653
Calcasieu Parish Industrial Development Board,
  Poll Control Rev Ref Ser 1992 Gulf States Util Co
  Proj, 10-01-12                                                      6.750      BB+            1,000       1,022,070
De Soto, Parish of,
  Rev Environ Imp Rev Int'l Paper Co Proj Ser A,
  11-01-18                                                            7.700      BBB+           2,750       2,983,530
Louisiana Local Government Environmental Facilities
  Community Development Auth,
  Rev Cap Proj & Equip Acquisition Prog, 09-01-25                     6.550      A              3,000       3,220,080
Louisiana Public Facilities Auth,
  Progressive Hlthcare Rev Ser 1998B, 10-01-20                        6.375      BB-            1,245       1,007,653
St. Charles, Parish of,
  Poll Control Rev Ser 1991 Louisiana Pwr & Light Co
  Proj, 06-01-21                                                      7.500      BBB            4,000       4,092,320

Maryland 0.65%                                                                                              4,018,840
Municipal Mortgage & Equity, LLC, Ser A, 06-30-09 (R)                 6.875      BBB-           4,000       4,018,840

Massachusetts 2.78%                                                                                        17,291,190
Massachusetts Bay Transportation Auth,
  Rev Assessment Ser 2000A, 07-01-30                                  5.250      AAA            3,000       3,008,580
Massachusetts Development Finance Agency,
  Concord-Assabet Family Servs Rev Ref, 11-01-28                      6.000      Caa3           2,000       1,463,660
  Rev Boston Univ Ser 1999P, 05-15-59                                 6.000      BBB+           2,000       2,167,800
Massachusetts Health and Educational Facilities Auth,
  Rev Lowell Gen Hosp Iss Ser A, 06-01-11                             8.400      A3             1,100       1,135,277
  Rev St Elizabeth's Hosp of Boston Ser E, 08-15-21                   9.520#     AAA            1,000       1,063,750
  Rev Worcester Polytechnic Institute Ser E, 09-01-11                 6.750      AAA            2,590       2,764,152
Massachusetts Municipal Wholesale Electric Co,
  Pwr Supply Sys Rev 1992 Ser B, 07-01-17                             6.750      BBB+           4,405       4,605,251
Massachusetts Water Pollution Abatement Trust,
  Wtr Poll Rev 1994 South Essex Swr District
  Loan Proj Ser A, 02-01-15                                           6.375      AA+            1,000       1,082,720

Michigan 1.88%                                                                                             11,714,759
Detroit, City of,
  GO Unltd Ser 1995A, 04-01-15                                        6.800      A-             1,315       1,477,284
Michigan State Hospital Finance Auth,
  Hosp Rev Ref Ser 1995A Genesys Hlth Sys
  Oblig Group, 10-01-13                                               8.100      AAA            3,000       3,586,350
Midland County Economic Development Corp,
  Rev Ref Ser 2000A Sub Ltd Oblig, 07-23-09                           6.875      BB+            6,500       6,651,125

Minnesota 1.23%                                                                                             7,658,130
Minneapolis, City of,
  Rev Ref Walker Methodist Sr Servs Ser 1998A,
  11-15-18                                                            5.875      BB+            1,000         874,740
Southern Minnesota Municipal Power Agency,
  Pwr Supply Sys Rev Cap Apprec Ser A, 01-01-23                        Zero      AAA           15,000       4,664,550
St. Cloud, City of,
  St Cloud Health Care Rev St Cloud Hosp Oblig
  Group Ser 2000A, 05-01-30                                           5.875      Aaa            2,000       2,118,840

Mississippi 1.40%                                                                                           8,722,280
Mississippi Business Finance Corp,
  Miss Poll Control Rev Ref Sys Energy Resource Inc
  Proj, 05-01-22                                                      5.900      BBB-           1,500       1,439,520
Mississippi Development Bank,
  Spec Oblig Ser 2001A Cap Projs & Equip Prog,
  07-01-31                                                            5.625      AAA            2,000       2,125,060
Washington, County of,
  Poll Control Rev Ref Mississippi Pwr & Light Co
  Proj, 04-01-22                                                      7.000      Baa3           5,000       5,157,700

Missouri 0.16%                                                                                                976,510
Fenton, City of,
  Tax Incr Rev Ref & Imp Gravois Bluffs, 10-01-21                     7.000      BB+            1,000         976,510

Nebraska 0.22%                                                                                              1,362,924
Omaha Public Power District,
  Elec Sys Rev 1992 Ser B, 02-01-17                                   6.200      Aa2            1,200       1,362,924

Nevada 2.32%                                                                                               14,441,789
Clark, County of,
  Ind'l Development Rev Ser A Southwest Gas Corp
  Proj, 12-01-33                                                      6.500      BBB-          12,000      11,893,920
Nevada Department of Business & Industry,
  Las Vegas Monorail Proj Rev 2nd Tier, 01-01-40                      7.375      BB             2,000       1,953,500
Nevada Housing Division,
  Single Family Proj Sr Rev Ser 1989 Iss A-1, 04-01-16                7.350      AA               390         390,367
  Single Family Proj Sr Rev Ser 1990 Iss C-1, 10-01-15                7.850      AA-              175         177,749
Nevada, State of,
  GO Ltd Tax Municipal Bond Bank Proj No 38 Ser A
  Unref Bal, 07-01-09                                                 6.750      AA                25          26,253

New Jersey 2.72%                                                                                           16,916,233
Camden County Improvement Auth,
  Lease Rev Ser A Holt Hauling & Warehousing Proj,
  01-01-21                                                            9.875      CC             1,100       1,064,184
New Jersey Economic Development Auth,
  1st Mtg Rev Ser A Winchester Gardens, 11-01-16                      8.500      BB+              100         105,114
  Economic Dev Rev Ref Ser 1995J Holt Hauling Proj,
  11-01-23                                                            8.500      CC             2,500       2,393,375
  Rev Ref Ind'l Development Newark Airport
  Marriott Hotel Proj, 10-01-14                                       7.000      BBB-           4,000       4,040,720
  Spec Facil Rev Continental Airlines Inc Proj, 11-15-30              7.000      BB             8,000       8,079,840
New Jersey Health Care Facilities Financing Auth,
  Rev Care Institute Inc Cherry Hill Proj, 07-01-27                   8.000      BB+            1,370       1,233,000

New Mexico 0.32%                                                                                            1,988,200
Farmington, City of,
  Poll Control Rev 1997 Ser A Tucson Elec Pwr Co
  San Juan Proj, 10-01-20                                             6.950      B+             2,000       1,988,200

New York 9.96%                                                                                             61,925,386
Dutchess County Resource Recovery Agency,
  Rev Solid Waste Sys Ser A, 01-01-12                                 5.350      AAA              710         758,017
Islip Community Development Agency,
  Community Dev Rev Ref NY Institute of Technology
  Proj, 03-01-26                                                      7.500      AAA            2,500       2,937,075
Long Island Power Auth,
  Elec Sys Rev Cap Apprec Ser 1998A, 12-01-17                          Zero      AAA              585         251,140
Metropolitan Transportation Auth,
  Commuter Facil Rev Ser 1998B, 07-01-26                              4.750      AAA            4,000       3,694,920
Monroe TOB Asset Securitization Corp,
  TOB Settlement Rev Asset Backed Bond, 06-01-35                      6.375      A              2,000       2,086,180
New York City Industrial Development Agency,
  Rev Ref LaGuardia Assoc LP Proj, 11-01-28                           6.000      BB+            4,500       3,879,270
New York City Municipal Water Finance Auth,
  Wtr & Swr Sys Rev Ser 1999A, 06-15-32                               5.500      AAA            2,000       2,054,460
  Wtr & Swr Sys Rev Ser 2000B, 06-15-33                               6.000      AA             1,000       1,082,970
New York City Transitional Finance Auth,
  Rev Future Tax Secd Ser 2000C, 11-01-29                             5.500      AA+            2,000       2,058,760
New York Local Government Assistance Corp,
  Rev Ref Cap Apprec Ser 1993C, 04-01-14                               Zero      AAA            7,210       3,869,823
New York State Dormitory Auth,
  City Univ Sys Consol Rev 2nd Generation Ser 1993A,
  07-01-09                                                            5.750      AA-            1,000       1,097,000
  Rev Ser 1990B Preref, 05-15-11                                      7.500      AA-              160         198,458
  Rev Ser 1990B Unref Bal, 05-15-11                                   7.500      AA-              340         405,249
  State Univ Ed Facil Rev Ser 1993A, 05-15-19                         5.500      AA-            1,000       1,065,430
New York State Energy Research and
  Development Auth,
  Elec Facil Rev Ser 1990A Preref, 06-01-20                           7.150      A              1,370       1,456,831
New York State Environmental Facilities Corp,
  State Wtr Poll Control Rev Rites Ser PA-174,
  06-15-11                                                           12.170#     AAA            2,000       2,822,500
New York State Housing Finance Agency,
  State Univ Construction Ref 1986 Ser A, 05-01-11                    8.000      AAA            2,000       2,515,260
New York State Medical Care Facilities Finance Agency,
  Rev 1990 Unref Bal, 08-15-08                                        7.875      AA-               10          10,234
  Rev 1991 Unref Bal, 08-15-11                                        7.750      A3               205         209,100
New York, City of,
  GO Fiscal 1991 Ser A Preref, 08-15-12                               7.750      A              2,000       2,070,500
  GO Fiscal 1991 Ser D Preref, 08-01-04                               8.000      A                185         191,390
  GO Fiscal 1991 Ser D Unref Bal, 08-01-04                            8.000      A                 10          10,333
  GO Fiscal 1991 Ser F Preref, 11-15-03                               8.200      A              1,145       1,201,231
  GO Fiscal 1991 Ser F Unref Bal, 11-15-03                            8.200      A                105         109,931
  GO Fiscal 1992 Ser D Preref, 02-01-09                               7.700      A                985       1,038,486
  GO Fiscal 1992 Ser D Unref Bal, 02-01-09                            7.700      A                 15          15,772
  GO Fiscal 1992 Ser H Unref Bal, 02-01-08                            7.000      A                160         167,221
  GO Fiscal 1993 Ser D, 08-15-13                                      5.750      A              3,170       3,288,178
  GO Fiscal 1996 Ser J, 02-15-26                                      5.500      A              2,000       2,024,160
Port Auth of New York and New Jersey,
  Spec Proj KIAC Partners Proj Ser 4, 10-01-19                        6.750      BBB            8,700       8,841,027
Triborough Bridge and Tunnel Auth,
  Gen Purpose Rev Ser 1993, 01-01-22                                   Zero      AAA           20,755       6,962,472
  Gen Purpose Rev Ser X, 01-01-19                                     6.500      A+             1,250       1,296,838
Westchester Tobacco Asset Securitization Corp,
  Rev Cap Apprec, 07-15-39                                             Zero      A              2,000       1,256,540
Yonkers Industrial Development Agency,
  Civic Facil Rev Ser 2001B St John's Riverside Hosp,
  07-01-31                                                            7.125      BBB-           1,000         998,630

North Carolina 2.06%                                                                                       12,786,067
North Carolina Municipal Power Agency Number 1,
  Catawba Elec Rev Ser 1992, 01-01-15                                 5.750      AAA            7,410       7,546,492
  Catawba Elec Rev Ser 1993, 01-01-15                                 5.000      AAA            5,220       5,239,575

Ohio 1.91%                                                                                                 11,881,457
Akron, City of,
  Cert of Part Akron Municipal Baseball Stadium Proj,
  12-01-16                                                             Zero      BBB            1,000       1,032,880
Cleveland, City of,
  Airport Sys Rev Ser 2001A, 01-01-31                                 5.000      AAA            3,000       2,891,730
Ohio State Air Quality Development Auth,
  Rev Adj Ser B Columbus & South Proj, 12-01-20                       6.250      BBB+           4,500       4,529,295
Ohio State Water Development Auth,
  Poll Control Facil Rev Ref Ser 1995 Cleveland Elec Co
  Proj, 08-01-25                                                      7.700      BB+            2,800       3,030,636
Ohio, State of,
  Solid Waste Rev Ref CSC Ltd Proj (B), 08-01-22                      8.500      D              1,825          54,750
Student Loan Funding Corp,
  Sub Rev Ser B Cincinnati Ohio Student Loan,
  08-01-08                                                            8.875      BBB-             340         342,166

Oregon 0.55%                                                                                                3,443,078
Western Generation Agency,
  Rev 1994 Ser A Wauna Cogeneration Proj, 01-01-21                    7.125      BBB-           3,400       3,443,078

Pennsylvania 8.21%                                                                                         51,027,502
Allegheny County Hospital Development Auth,
  Rev Hlth & Ed Rehab Institute of Pitt, 06-01-22                     7.000      AA             1,500       1,591,020
Allegheny County Industrial Development Auth,
  Rev Ref Ser 1994A Environmental Imp USX Corp
  Proj, 12-01-20                                                      6.700      BBB            6,000       5,999,820
Beaver County Industrial Development Auth,
  Coll Poll Control Rev Ref Ser 1995A Toledo Edison Co
  Beaver Valley Proj, 05-01-20                                        7.750      BB+            2,200       2,364,252
Carbon County Industrial Development Auth,
  Rev Ref Panther Creek Partners Proj, 05-01-12                       6.700      BBB-           2,960       3,044,064
Chester County Health & Education Facilities Auth,
  Hosp Rev Ser 2001A Chester County Hospital,
  07-01-31                                                            6.750      Baa1           1,305       1,295,186
Delaware County Auth,
  1st Mtg Rev Riddle Village Proj, 06-01-26                           7.000      BBB-           1,250       1,198,512
Pennsylvania Convention Center Auth,
  Rev Ref Ser 1994A, 09-01-14                                         6.700      BBB            4,950       5,264,721
Pennsylvania Economic Development Finance Auth,
  Exempt Facil Rev Amtrak Proj Ser A, 11-01-31                        6.250      BBB            1,000         994,480
  Resource Recovery Rev Ser 1994D Colver Proj,
  12-01-15                                                            7.125      BBB-           7,000       7,206,360
  Resource Recovery Rev Ser 1994D Colver Proj,
  12-01-18                                                            7.150      BBB-           1,500       1,538,775
Pennsylvania State Turnpike Commission,
  Turnpike Rev Ser N, 12-01-13                                        6.500      AA-            2,840       2,961,637
Philadelphia Hospitals and Higher Education
  Facilities Auth,
  Hosp Rev 1991 Ser A Philadelphia Protestant
  Home Proj, 07-01-21                                                 8.625      AA             2,700       2,798,631
  Hosp Rev 1992 Ser A Children's Seashore House
  Proj, 08-15-12                                                      7.000      A+             1,250       1,319,013
Philadelphia Industrial Development Auth,
  Commercial Devel Rev Ser 1995 Philadelphia Airport
  Hotel Proj, 12-01-17                                                7.750      B+             3,250       3,419,715
Philadelphia, City of,
  Gas Works Rev 2nd Ser, 07-01-29                                     5.000      AAA            2,500       2,379,900
  Wtr & Swr Rev 16th Ser, 08-01-10                                    7.500      AAA            3,000       3,110,970
Scranton-Lackawanna Health and Welfare Auth,
  Rev Ser A Allied Services Rehabilitation Hosp Proj,
  07-15-20                                                            7.600      BBB-           3,525       3,609,036
Westmoreland County Industrial Development Auth,
  Rev Valley Landfill Proj, 05-01-18                                  5.100      BBB            1,000         931,410

Puerto Rico 7.55%                                                                                          46,943,114
Puerto Rico Aqueduct and Sewer Auth,
  Ref Pars & Inflos Ser 1995 Gtd by the
  Commonwealth of Puerto Rico, 07-01-11                               6.000      AAA              200         229,934
  Ref Pars & Inflos Ser 1995 Gtd by the
  Commonwealth of Puerto Rico, 07-01-11                               7.370#     AAA            6,500       8,441,875
Puerto Rico Highway and Transportation Auth,
  Highway Rev Ser Y Res Int Tax-Exempt Sec Rec'ts
  Ser PA-114 (r), 07-01-11                                            9.530#     A             13,130      17,179,555
Puerto Rico, Commonwealth of,
  GO Pub Imp Inverse Rate Floater 1992A, 07-01-08                     7.634#     AAA            2,700       2,909,250
  GO Pub Imp Inverse Rate Securities Ser 1996,
  07-01-11                                                            7.696#     AAA           14,000      18,182,500

South Carolina 1.03%                                                                                        6,394,265
Florence, County of,
  Ind'l Dev Rev Stone Container Proj, 02-01-07                        7.375      BB-            3,025       3,006,215
Richland, County of,
  Poll Control Rev Union Camp Corp Proj Ser 1992B,
  05-01-22                                                            6.625      BBB+           2,000       2,026,800
South Carolina Jobs Economic Development Auth,
  Solid Waste Recycling Rev Santee River Rubber Proj
  Ser A (B) (R), 12-01-14                                             8.000      D              2,750       1,361,250

Tennessee 3.37%                                                                                            20,930,743
Chattanooga Industrial Development Board,
  Ind'l Rev Ref Dev Market St Ltd Proj, 12-15-12                      7.000      BBB            2,650       2,559,873
Eastside Utility District of Hamilton,
  Waterworks Rev Iss, 11-01-11                                        6.750      A              1,000       1,042,160
Humphreys County Industrial Development Board,
  Solid Waste Disposal Rev E.I. Du Pont de Nemours
  and Co Proj, 05-01-24                                               6.700      AA-            6,500       7,081,555
Maury County Industrial Development Board,
  Multi-Modal Interchangeable Rate Poll Control
  Ref Rev Saturn Corp Proj, 09-01-24                                  6.500      A              8,500       9,205,925
Memphis-Shelby County Airport Auth,
  Rev Ref Federal Express Corp, 09-01-12                              6.750      BBB            1,000       1,041,230

Texas 4.50%                                                                                                27,995,162
Austin, City of,
  Combined Util Sys Rev Ref Ser 1998, 11-15-10                        6.750      AAA            3,125       3,705,594
Corpus Christi Housing Finance Corp,
  Single Family Mtg Sr Rev Ref Ser 1991A, 07-01-11                    7.700      AAA              270         281,310
Dallas-Fort Worth International Airport
  Facility Improvement,
  Rev American Airlines Inc, 11-01-30                                 7.250      BBB-          10,250      10,634,887
  Rev Delta Air Lines Inc, 11-01-11                                   7.600      BBB-           3,000       3,087,660
El Paso Housing Finance Corp,
  Single Family Mtg Rev Ref Bonds 1991 Ser A,
  10-01-11                                                            8.750      A2               260         268,663
El Paso International Airport,
  Rev Ref Spec Facil Marriott Corp Proj, 03-01-12                     7.750      Ba2            1,410       1,438,806
Frisco Independent School District,
  GO Unltd, 08-15-30                                                  5.000      Aaa            2,000       1,908,120
Houston Independent School District,
  Pub Facil Corp Lease Rev Cap Apprec Ser A
  Cesar E Chavez, 09-15-16                                             Zero      AAA              900         406,386
Houston, City of,
  Airport Sys Spec Facil Rev Continental Airline Inc
  Ser 1997B, 07-15-17                                                 6.125      BB             4,000       3,648,920
  Wtr & Swr Sys Rev Ref Prior Lien Ser B Preref,
  12-01-08                                                            6.750      A+               180         188,024
  Wtr & Swr Sys Rev Ref Prior Lien Ser B Unref Bal,
  12-01-08                                                            6.750      A+             1,320       1,374,292
North Central Texas Health Facilities Development Corp,
  Hospital Rev Baylor Univ Medical Center Ser 1991A,
  05-15-16                                                            9.563#     AA             1,000       1,052,500

Utah 0.36%                                                                                                  2,234,315
Carbon, County of,
  Solid Waste Disp Rev Ref Ser A East Carbon
  Development Corp, 07-01-12                                          9.000      BBB-             900         920,961
Salt Lake City Hospital,
  Rev Ref Ser A, 05-15-15                                             8.125      AAA            1,000       1,282,830
Utah Housing Finance Agency,
  Single Family Mtg Sr 1990 Iss B-2, 07-01-15                         7.700      AAA               10          10,106
  Single Family Mtg Sr 1991 Iss B-1, 07-01-16                         7.500      AAA               20          20,418

Virgin Islands 0.55%                                                                                        3,416,515
Virgin Islands Public Finance Auth,
  Rev Sub Lien Fund Ln Notes Ser 1998E, 10-01-18                      5.875      BB+            2,500       2,444,925
Virgin Islands Water & Power Auth,
  Wtr Sys Rev Ref, 07-01-17                                           5.500      BB+            1,000         971,590

Virginia 1.43%                                                                                              8,901,052
Arlington County Industrial Development Auth,
  Hosp Facil Rev Arlington Hosp Ser 1991A, 09-01-21                   7.125      AAA              500         519,135
Fairfax County Industrial Development Auth,
  Rev RITES, 08-29-23                                                 9.527#     AA             1,000       1,068,750
Fredericksburg Industrial Auth,
  Hosp Facil Rev, 08-15-23                                            9.164#     AAA            1,500       1,599,375
Pittsylvania County Industrial Development Auth,
  Rev Ser A Exempt Facil, 01-01-19                                    7.550      BB             3,500       3,302,145
Pocahontas Parkway Assn,
  Toll Road Rev Cap Apprec 1st Tier Sub Ser C,
  08-15-24                                                             Zero      A              4,800         817,152
  Toll Road Rev Cap Apprec 1st Tier Sub Ser C,
  08-15-25                                                             Zero      Ba1            5,000         789,350
  Toll Road Rev Cap Apprec 1st Tier Sub Ser C,
  08-15-26                                                             Zero      Ba1            5,500         805,145

Washington 0.77%                                                                                            4,773,356
Spokane County Industrial Development Corp,
  Solid Waste Disp Rev Kaiser Alum & Chem Corp Proj,
  03-01-27                                                            7.600%     BB-            1,250         949,650
Washington Public Power Supply System,
  Nuclear Proj No. 1 Ref Rev Ser 1989B, 07-01-16                      7.125      AA-            1,500       1,836,330
Washington, State of,
  GO Ser A of 1990, 02-01-15                                          6.750      AA+            1,000       1,203,150
Washington, University of,
  Hsg & Dining Rev Preref, 12-01-21                                   7.000      AAA               35          36,617
  Hsg & Dining Rev Preref, 12-01-21                                   7.000      AAA              595         622,489
  Hsg & Dining Rev Unref Bal, 12-01-21                                7.000      AAA              120         125,120

West Virginia 0.51%                                                                                         3,166,320
West Virginia State Hospital Finance Auth,
  Hosp Rev Charleston Area Medical Center
  Ser 2000A, 09-01-22                                                 6.750      A2             3,000       3,166,320

Wisconsin 0.03%                                                                                               161,578
Sturgeon Bay Combined Utilities,
  Door County Combined Util Mtg Rev Ser 1990
  Unref Bal, 01-01-10                                                 7.500      AAA              155         161,578

TOTAL INVESTMENTS 99.37%                                                                                 $617,863,566

OTHER ASSETS AND LIABILITIES, NET 0.63%                                                                    $3,913,460

TOTAL NET ASSETS 100.00%                                                                                 $621,777,026

(r) Direct placement security is restricted to resale. This security has been valued in accordance with procedures approved by the Trustees after consideration of restrictions to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's bylaws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to this restricted security. Additional information on this security is as follows:

                                                                                     VALUE AS A          VALUE
                                                                                     PERCENTAGE          AS OF
                                                      ACQUISITION    ACQUISITION      OF FUND'S   FEBRUARY 28,
  ISSUER, DESCRIPTION                                        DATE           COST     NET ASSETS           2001
--------------------------------------------------------------------------------------------------------------
Puerto Rico Highway and
  Transportation Auth,
  Highway Rev Ser Y Res Int
  Tax-Exempt Sec Rec'ts Ser PA-114
  9.530%, 07-01-11                                       04-02-96    $14,925,160          2.76%    $17,179,555

(B) Non-income-producing issuer, filed for protection under the Federal
    Bankruptcy Code or is in default on interest payment.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $5,380,090 or 0.87% of net assets as of February 28, 2001.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Service, Fitch, or John Hancock Advisers,
    Inc. where Standard & Poor's ratings are not available.

  # Represents rate in effect on February 28, 2001.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




PORTFOLIO
CONCENTRATION

For the period ending
February 28, 2001
(unaudited).

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.

                                                       VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION                                          OF NET ASSETS

General Obligation                                                     7.54%
Revenue Bonds -- Airport                                               2.29
Revenue Bonds -- Authority                                             1.77
Revenue Bonds -- Bridge & Toll Road                                    1.07
Revenue Bonds -- Building                                              0.52
Revenue Bonds -- Combined                                              0.66
Revenue Bonds -- Economic Development                                  2.84
Revenue Bonds -- Education                                             3.00
Revenue Bonds -- Electric                                             11.06
Revenue Bonds -- Environment                                           0.97
Revenue Bonds -- Excise Tax                                            0.33
Revenue Bonds -- Facility                                              0.59
Revenue Bonds -- Financial                                             0.21
Revenue Bonds -- Health                                               11.35
Revenue Bonds -- Highway                                               0.48
Revenue Bonds -- Hospital                                              0.51
Revenue Bonds -- Housing                                               1.42
Revenue Bonds -- Industrial Development                                1.84
Revenue Bonds -- Industrial Revenue                                    5.63
Revenue Bonds -- Lease                                                 0.16
Revenue Bonds -- Natural Gas                                           0.38
Revenue Bonds -- Other                                                 5.11
Revenue Bonds -- Parking Garage/Authority                              0.24
Revenue Bonds -- Pollution Control                                    13.17
Revenue Bonds -- Recreational Facility                                 0.43
Revenue Bonds -- School                                                0.98
Revenue Bonds -- Single-Family                                         0.33
Revenue Bonds -- Solid Waste Disposal                                  0.34
Revenue Bonds -- Special Assessment                                    0.16
Revenue Bonds -- Student Loan                                          0.56
Revenue Bonds -- Tax Increment                                         0.16
Revenue Bonds -- Transportation                                       19.10
Revenue Bonds -- Various Purpose                                       0.34
Revenue Bonds -- Water & Sewer                                         3.83

Total tax-exempt long-term bonds                                      99.37%

See notes to
financial statements.



FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

February 28, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset
value and the
maximum
offering price
per share.

ASSETS
Investments at value (cost $570,935,771)                         $617,863,566
Cash                                                                1,908,147
Receivable for shares sold                                            179,190
Interest receivable                                                 8,189,909
Receivable for futures variation margin                                 6,250
Other assets                                                          257,494

Total assets                                                      628,404,556

LIABILITIES
Payable for investments purchased                                   5,967,423
Payable for shares repurchased                                         69,799
Dividends payable                                                      65,537
Payable to affiliates                                                 309,422
Other payables and accrued expenses                                   215,349

Total liabilities                                                   6,627,530

NET ASSETS
Paid-in capital                                                   591,541,217
Accumulated net realized loss on investments
  and financial futures contracts                                 (17,932,564)
Net unrealized appreciation of investments
  and financial futures contracts                                  47,041,508
Undistributed net investment income                                 1,126,865

Net assets                                                       $621,777,026

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($527,941,534 [DIV] 50,466,820 shares)                         $10.46
Class B ($92,083,683 [DIV] 8,802,434 shares)                           $10.46
Class C ($1,751,809 [DIV] 167,458 shares)                              $10.46

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($10.46 [DIV] 95.5%)                                         $10.95
Class C ($10.46 [DIV] 99.0%)                                           $10.57

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
February 28, 2001
(unaudited).

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Interest                                                          $18,754,602

Total investment income                                            18,754,602

EXPENSES
Investment management fee                                           1,650,518
Class A distribution and service fee                                  646,057
Class B distribution and service fee                                  461,171
Class C distribution and service fee                                    7,692
Transfer agent fee                                                    317,024
Custodian fee                                                          73,489
Accounting and legal services fee                                      59,731
Registration and filing fees                                           26,961
Auditing fee                                                           17,323
Interest expense                                                       15,693
Printing                                                               11,890
Trustees' fees                                                         11,883
Miscellaneous                                                           8,058
Legal fees                                                              4,569

Total expenses                                                      3,312,059

Less expense reductions                                              (375,390)

Net expenses                                                        2,936,669

Net investment income                                              15,817,933

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments                                                         1,547,107

Financial futures contracts                                          (124,763)
Change in unrealized appreciation on:
Investments                                                         9,385,472
Financial futures contracts                                           113,713

Net realized and unrealized gain                                   10,921,529

Increase in net assets from operations                            $26,739,462

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions
and any increase
or decrease
in money
shareholders
invested in
the Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                   8-31-00          2-28-01 1

INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment income                          $34,892,871      $15,817,933
Net realized gain                                2,128,068        1,422,344
Change in net unrealized
  appreciation (depreciation)                   (7,988,812)       9,499,185

Increase in net assets
  resulting from operations                     29,032,127       26,739,462

Distributions to shareholders
From net investment income
Class A                                        (29,385,949)     (13,685,334)
Class B                                         (5,453,942)      (2,098,671)
Class C                                            (52,981)         (34,076)
From net realized gain on investments
Class A                                            (75,045)      (1,163,909)
Class B                                            (16,923)        (204,734)
Class C                                                (88)          (3,740)
                                               (34,984,928)     (17,190,464)

From fund share transactions                   (83,204,163)      (7,677,097)

NET ASSETS
Beginning of period                            709,062,089      619,905,125

End of period 2                               $619,905,125     $621,777,026

1 Semiannual period from 9-1-00 through 2-28-01. Unaudited.

2 Includes undistributed net investment income of $1,127,013 and $1,126,865, respectively.

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                12-31-95     8-31-96 1   8-31-97     8-31-98     8-31-99     8-31-00     2-28-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $9.39      $10.67      $10.27      $10.63      $11.01      $10.36      $10.30
Net investment income                           0.57 3      0.40        0.59        0.56 3      0.56 3      0.56 3      0.27 3
Net realized and unrealized
  gain (loss) on investments                    1.28       (0.41)       0.36        0.38       (0.65)      (0.06)       0.18

Total from
  investment operations                         1.85       (0.01)       0.95        0.94       (0.09)       0.50        0.45

Distributions to shareholders
From net investment income                     (0.57)      (0.39)      (0.59)      (0.56)      (0.56)      (0.56)      (0.27)
From net realized gain                            --          --          --          --          --          -- 4     (0.02)
                                               (0.57)      (0.39)      (0.59)      (0.56)      (0.56)      (0.56)      (0.29)
Net asset value,
  end of period                               $10.67      $10.27      $10.63      $11.01      $10.36      $10.30      $10.46

Total return 5,6 (%)                           20.20       (0.01) 7     9.44        9.08       (0.93)       5.09        4.48 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $119        $561        $590        $601        $565        $522        $528
Ratio of expenses
  to average net assets (%)                     0.85        0.85 8      0.85        0.85        0.85        0.85        0.85 8
Ratio of adjusted expenses
  to average net assets 9 (%)                   0.97        0.98 8      0.91        0.87        0.96        1.00        0.97 8
Ratio of net investment income
  to average net assets (%)                     5.67        5.75 8      5.61        5.16        5.14        5.53        5.30 8
Portfolio turnover (%)                           113         116 10       46 10       24          13          12          12

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                12-31-95     8-31-96 1   8-31-97     8-31-98     8-31-99     8-31-00     2-28-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $9.38      $10.67      $10.27      $10.63      $11.01      $10.36      $10.30
Net investment income                           0.50 3      0.34        0.51        0.48 3      0.48 3      0.48 3      0.23 3
Net realized and unrealized
  gain (loss) on investments                    1.28       (0.40)       0.36        0.38       (0.65)      (0.06)       0.18

Total from
  investment operations                         1.78       (0.06)       0.87        0.86       (0.17)       0.42        0.41

Distributions to shareholders
From net investment income                     (0.49)      (0.34)      (0.51)      (0.48)      (0.48)      (0.48)      (0.23)
From net realized gain                            --          --          --          --          --          -- 4     (0.02)
                                               (0.49)      (0.34)      (0.51)      (0.48)      (0.48)      (0.48)      (0.25)
Net asset value,
  end of period                               $10.67      $10.27      $10.63      $11.01      $10.36      $10.30      $10.46

Total return 5,6 (%)                           19.41       (0.51) 7     8.63        8.27       (1.67)       4.31        4.10 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                  $77         $81        $205        $184        $144         $97         $92
Ratio of expenses
  to average net assets (%)                     1.60        1.60 8      1.60        1.60        1.60        1.60        1.60 8
Ratio of adjusted expenses
  to average net assets 9 (%)                   1.72        1.73 8      1.66        1.62        1.71        1.75        1.72 8
Ratio of net investment income
  to average net assets (%)                     4.90        4.91 8      4.85        4.41        4.39        4.78        4.55 8
Portfolio turnover (%)                           113         116 10       46 10       24          13          12          12

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                 8-31-99 11  8-31-00     2-28-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $10.86      $10.36      $10.30
Net investment income 3                         0.19        0.47        0.23
Net realized and unrealized
  gain (loss) on investments                   (0.50)      (0.06)       0.18

Total from
  investment operations                        (0.31)       0.41        0.41

Distributions to shareholders
From net investment income                     (0.19)      (0.47)      (0.23)
From net realized gain                            --          -- 4     (0.02)
                                               (0.19)      (0.47)      (0.25)
Net asset value,
  end of period                               $10.36      $10.30      $10.46

Total return 5,6 (%)                           (2.86) 7     4.19        4.05 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $0.4          $1          $2
Ratio of expenses
  to average net assets (%)                     1.70 8      1.70        1.70 8
Ratio of adjusted expenses
  to average net assets 9 (%)                   1.71 8      1.75        1.72 8
Ratio of net investment income
  to average net assets (%)                     4.29 8      4.60        4.43 8
Portfolio turnover (%)                            13          12          12

 1 Effective August 31, 1996, the fiscal period end changed from December 31 to August 31.

 2 Semiannual period from 9-1-00 through 2-28-01. Unaudited.

 3 Based on the average of the shares outstanding at the end of each month.

 4 Less than $0.01 per share.

 5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 6 The total returns would have been lower had certain expenses not been reduced during the periods shown.

 7 Not annualized.

 8 Annualized.

 9 Does not take into consideration expense reductions during the periods shown.

10 Portfolio turnover excludes merger activity.

11 Class C shares began operations on April 1, 1999.

See notes to
financial statements.




NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting policies

John Hancock Tax-Free Bond Fund (the "Fund") is a diversified series of John Hancock Tax-Free Bond Trust, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with preservation of capital, by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Premium and discount on securities

The Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $3,876,857. The weighted average interest rate was 7.06%. Interest expense includes $15,693 paid under the line of credit. There was no outstanding borrowing under the line of credit on February 28, 2001.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $12,768,595 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2002 -- $7,612,962 and August 31, 2003 -- $5,155,633.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. The Fund may place debt obligations on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivable when the collection of interest has become doubtful.

The Fund records all dividend distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

The Fund had the following open financial futures contracts at February
28, 2001:

                                                           UNREALIZED
EXPIRATION        OPEN CONTRACTS         POSITION          APPRECIATION
JUN 01            U.S. Treasury Bond     Long              $113,713


NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.55% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.50% of the next $500,000,000 and (c) 0.45% of the Fund's average daily net asset value in excess of $1,000,000,000.

The Adviser had voluntarily agreed to limit the Fund's expenses to 0.85%, 1.60% and 1.70% of the average net assets attributable to Class A, Class B and Class C, respectively. Accordingly, the reduction in the Adviser's fee amounted to $25,571 for the period ended February 28, 2001. This limitation was terminated on December 31, 2000.

The Fund has an agreement with its custodian bank under which custodian fees are reduced by balance credits applied during the period. Accordingly, the custody expense reduction amounted to $45,279, or 0.01% of the Fund's average daily net assets, for the period ended February 28, 2001. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. JH Funds has agreed to limit the distribution and service fees pursuant to Class A and Class B plans to 0.15% and 0.90% of the average daily net assets, respectively, at least until December 31, 2001. Accordingly, the reduction in the distribution and service fee amounted to $258,423 and $46,117 for Class A and B, respectively, for the period ended February 28, 2001. JH Funds reserves the right to terminate this limitation in the future. A maximum of 0.25% of distribution and service fee payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended February 28, 2001, JH Funds received net up-front sales charges of $170,638 with regard to sales of Class A shares. Of this amount, $20,743 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $55,344 was paid as sales commissions to unrelated broker-dealers and $94,551 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended February 28, 2001, JH Funds received net up-front sales charges of $1,753 with regard to sales of Class C shares. Of this amount, $1,503 was paid as sales commissions to unrelated broker-dealers and $250 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended February 28, 2001, CDSCs received by JH Funds amounted to $41,273 for Class B shares and $3,406 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended February 28, 2001, aggregated $72,291,371 and $81,966,351, respectively.

The cost of investments owned at February 28, 2001 for federal income tax purposes was $570,935,771. Gross unrealized appreciation and depreciation of investments aggregated $55,537,057 and $8,609,262, respectively, resulting in net unrealized appreciation of $46,927,795.

NOTE D
Fund share transactions

The listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                    YEAR ENDED 8-31-00                PERIOD ENDED 2-28-01 1
                              SHARES            AMOUNT            SHARES            AMOUNT
CLASS A SHARES
Sold                      51,897,501      $522,332,414         2,571,539       $26,546,192
Distributions
reinvested                 2,049,818        20,665,913         1,006,693        10,413,289
Repurchased              (57,798,491)     (581,930,466)       (3,774,494)      (38,953,555)
Net decrease              (3,851,172)     ($38,932,139)         (196,262)      ($1,994,074)

CLASS B SHARES
Sold                         967,087        $9,770,637           657,838        $6,814,352
Distributions
reinvested                   283,738         2,861,689           120,963         1,251,571
Repurchased               (5,726,132)      (57,743,585)       (1,381,602)      (14,274,600)
Net decrease              (4,475,307)     ($45,111,259)         (602,801)      ($6,208,677)

CLASS C SHARES
Sold                       4,763,155       $47,723,739           204,616        $2,107,433
Distributions
reinvested                     2,330            23,511             2,570            26,622
Repurchased               (4,683,200)      (46,908,015)         (156,199)       (1,608,401)
Net increase                  82,285          $839,235            50,987          $525,654

NET DECREASE              (8,244,194)     ($83,204,163)         (748,076)      ($7,677,097)

1 Semiannual period from 9-1-00 through 2-28-01. Unaudited.




FOR YOUR
INFORMATION

TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President
and Chief Executive Officer
William L. Braman
Executive Vice President
and Chief Investment Officer
Richard A. Brown
Senior Vice President and Chief Financial Officer
Susan S. Newton
Senior Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By Regular Mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By Express Mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer Service Representatives  1-800-225-5291

24-hour Automated Information     1-800-338-8080

TDD Line                          1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com


This report is for the information of the shareholders of the John Hancock Tax-Free Bond Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


520SA  2/01
       4/01






John Hancock
High Yield
Tax-Free Fund

SEMI
ANNUAL
REPORT

2.28.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of Contents

Your fund
at a glance
page 1

Managers' report
page 2

Fund's investments
page 8

Financial statements
page 15

For your information
page 29

Dear Fellow Shareholders,

The stock market brought investors back to earth in 2000 after a run of nine consecutive years of positive stock-market results. The first two months of 2001 have been equally sobering. Investors have grown increasingly worried about the slowing economy and declining corporate earnings. High-priced growth stocks have been the hardest hit. Technology stocks, which got pounded in 2000, went into another free fall in February, sending the NASDAQ Composite Index down 54% by the end of February from its near high a year ago. While the broad stock market has remained volatile, and in negative territory year-to-date, bonds have done well in response to falling interest rates.

The year 2001 finds us with lingering uncertainties, a new U.S.
president and new possibilities. Questions remain about how successful the Federal Reserve will be in preventing a recession. Even though the Fed remains a key force impacting financial markets, we are also watching Washington, D.C. as President George W. Bush attempts to enact tax cuts.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new and improved version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Vice Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
current income
exempt from
federal income
tax, consistent
with preservation
of capital.


Over the last six months

* A slowing economy muted high-yield bonds' returns.

* The Fund outpaced its competitors in part by avoiding the problem bonds that took down the high-yield market.

* A smaller-than-average weighting and good security selection in the troubled health-care sector also aided performance.


[Bar chart with heading "John Hancock High Yield Tax-Free Fund." Under the heading is a note that reads "Fund performance for the six months ended February 28, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 4% at the top. The first bar represents the 3.51% total return for Class A. The second bar represents the 3.18% total return for Class B. The third bar represents the 3.13% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]


Top 10 holdings

7.1%   South Orange County Public Financing Auth., 8-15-17, 7.770%
2.9%   Homestead, City of,11-1-18, 7.950%
2.8%   Foothill/Eastern Transportation Corridor Agency, 1-1-18, 0.000%
2.5%   Waterford, Township of, 1-1-39, 6.000%
2.5%   Western Generation Agency, 1-1-21, 7.125%
2.4%   Massachusetts Industrial Finance Agency, 7-1-15, 9.000%
2.2%   Illinois Health Facilities Auth., 10-1-22, 9.500%
2.1%   San Bernardino, County of, 8-1-17, 5.500%
2.1%   Montgomery County Redevelopment Auth., 7-1-25, 6.500%
2.0%   Hopewell Industrial Development Auth., 6-1-16, 8.250%

As a percentage of net assets on February 28, 2001.



BY FRANK A. LUCIBELLA, CFA, BARRY H. EVANS, CFA, AND DIANNE SALES, CFA, PORTFOLIO MANAGERS

John Hancock
High Yield Tax-Free Fund

MANAGERS'
REPORT

High-yield municipal bonds struggled during the six-month period ended February 28, 2001. Their performance lagged their investment-grade counterparts, which more fully benefited from growing economic weakness, expectations of falling interest rates, interest-rate cuts and a jittery stock market. The period got off to a reasonably confident start because many observers believed that the interest-rate hikes enacted in the first half of 2000 had effectively eliminated inflationary pressures without putting economic growth at risk. That "soft landing" seemingly reduced the likelihood that the Fed would continue to raise interest rates to battle inflation. Municipal bond investors, like most fixed-income investors, dislike inflation because it eats away at the value of their fixed-income payments. But as the months wore on, fears of inflation gave way to fears of a recession, fueling the belief that the Federal Reserve would cut interest rates in 2001 to keep the economy from falling into a slump. In January, bond investors got what they hoped for when the Fed cut short-term interest rates by a full percent. In response, investment-grade municipal bonds extended their rally.

"...what fueled the
 investment-grade
 municipal market
 doused the high-yield
 municipal market."

But what fueled the investment-grade municipal market doused the high-yield municipal market. A quickly slowing economy fanned fears that issuers of lower-quality debt might run into some problems. Two influential sectors within the lower-quality segment of the market were hit particularly hard by these worries. Municipal health-care bonds faltered in response to their ongoing struggles with cost cutting, heightened competition and falling reimbursements. Industrial Development Bonds (IDBs) -- which are issued by corporations and receive tax-free status by funding projects that are deemed beneficial to a community -- also stumbled when corporate profits declined.

[A photo of Team Leader Frank Lucibella flush right next to first paragraph.]

Furthermore, high-yield bonds have less interest-rate sensitivity than their higher-quality, lower-yielding counterparts. That's because the relatively high interest income of high-yield bonds cushions the impact of changing rates. As a result, high-yield bonds will typically underperform in market rallies, but fall less when rates rise. Finally, the technical conditions of the market -- meaning supply and demand -- were unfavorable. Although the issuance of new municipal bonds trailed off as issuers, flush with tax receipts and revenue collections, curtailed their borrowings, the demand for high-yield municipal bonds remained weak.

As a result of these challenges, the yield difference between high-yield bonds with more credit risk and lower-yielding investment-grade bonds with less credit risk widened to its biggest gap in more than a decade. Essentially, investors were demanding to be paid more for taking on the credit risks of high-yielding bonds.

"...we avoided many of
 the problem bonds
 that took down the
 high-yield market."

FUND PERFORMANCE EXPLAINED

For the six-month period ended February 28, 2001, John Hancock High Yield Tax-Free Fund's Class A, Class B and Class C shares posted total returns of 3.51%, 3.18% and 3.13%, respectively, at net asset value. By comparison, the average high-yield municipal bond fund returned 0.99%, according to Lipper, Inc.1 Keep in mind that your net asset value will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

The Fund's outperformance during the period stemmed as much from what we didn't own as it did from what we owned. Thanks to the hard work of our experienced credit staff, we avoided many of the problem bonds that took down the high-yield market. In particular, there were some major disappointments from municipal bonds backed by airlines and pollution-control companies. The few bonds we owned in this area were of better credit quality and more liquid, or easily traded, and thus performed better than the group. We also had a smaller weighting in health-care bonds, and the bonds we owned in that sector held up reasonably well. Bonds issued by the well-managed, competitively positioned Mountain States Hospital, for example, were some of our best performers.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Health 18%, the second is Pollution control 16%, the third Other 10%, the fourth Industrial revenue 7%, and the fifth
Economic development 7%.

LEADERS AND LAGGARDS

Despite the challenges the environment presented, there were a number of strong performers for the Fund. First, our holdings in bonds issued by Connecticut Light and Power posted good gains when the issuers earned a higher credit rating. Bonds issued by the city of Anchorage, Alaska, also performed well when they were pre-refunded, a process which helped their credit quality to improve.

[Pie chart at bottom of page with heading "Types of investments in the Fund As of February 28, 2001." The chart is divided into four sections (from top to left): Investment-grade municipal bonds 56%, Below-investment-grade municipal bonds 42%, Non-rated municipal bonds 1% and Short-term investments & other 1%.]

On the flip side, our holdings in bonds issued by Oregon Solid Waste Authority and backed by U.S. Gypsum lost value when new concerns about asbestos litigation surfaced in late 2000.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Connecticut Light and Power followed by an up arrow with the phrase "Credit rating upgraded." The second listing is Anchorage, City of followed by an up arrow with the phrase "Pre-refunding credit quality." The third listing is Oregon Solid Waste Authority followed by a down arrow with the phrase "Bonds hurt by asbestos litigation."]

OUTLOOK

In our view, it's unlikely that municipal bond yields will continue to decline as much as they did in the past six months. At current levels, municipal bond prices already reflect more interest-rate cuts. We think there's a good chance that the interest-rate cuts that came earlier this year are working their way through the economy and could stimulate better growth by year end, eliminating the need for the Fed to make further interest-rate cuts. So we're looking beyond the current slowdown, positioning the Fund to benefit from a potential revival of the economy.

"...we're looking beyond
 the current slowdown,
 positioning the Fund to
 benefit from a potential
 revival of the economy."

As for high-yield bonds, we're optimistic. Extremely wide credit spreads make high-yield bonds more attractive relative to investment-grade issues. In fact, the last time we saw spreads this wide was more than 10 years ago when the U.S. economy was locked in a recession. Since we believe that the stage is already set for an economic rebound late this year, we think that high-yield bond prices offer quite good value right now. We expect them to perform well relative to their higher-quality counterparts as credit spreads tighten. As always, the key to good performance will be good bond selection. Our credit research team will continue to identify opportunities and evaluate our choices, balancing good long-term fundamentals with attractive yields.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

See the Fund's prospectus for a discussion of the risks of investing in high-yield bonds.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ending
February 28, 2001.

The index used for
comparison is the
Lehman Brothers
Municipal Bond
Index, an unmanaged
index that includes
approximately 8,000
bonds and is com
monly used as a
measure of bond
performance.

It is not possible to
invest directly in an
index. The returns
reflect past results and
should not be consid
ered indicative of
future performance.

Please note that a
portion of the Fund's
income may be subject
to taxes, and some
investors may be sub
ject to the Alternative
Minimum Tax (AMT).
Also note that capital
gains are taxable.

                               Class A      Class B      Class C        Index
Inception date                12-31-93      8-25-86       4-1-99           --

Average annual returns with maximum sales charge (POP)
One year                         2.26%        1.29%        4.14%       12.34%
Five years                       2.87%        2.72%          --         6.10%
Ten years                          --         5.77%          --         7.22%
Since inception                  3.82%          --        -0.12%          --

Cumulative total returns with maximum sales charge (POP)
Six months                      -1.20%       -1.82%        1.07%        5.19%
One year                         2.26%        1.29%        4.14%       12.34%
Five years                      15.17%       14.34%          --        34.46%
Ten years                          --        75.24%          --       100.88%
Since inception                 30.80%          --        -0.22%          --

SEC 30-day yield as of February 28, 2001
                                 5.76%        5.38%        5.22%          --

Performance figures assume all distributions were reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class B* shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $20,088 as of February 28, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Tax-Free Fund, before sales charge, and is equal to $17,526 as of February 28, 2001.

                                    Class A      Class C
Inception date                     12-31-93       4-1-99
Without sales charge                $13,685      $10,080
With maximum sales charge           $13,074       $9,979
Index                               $14,987      $10,985

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class A and Class C shares, respectively, as of February 28, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
February 28, 2001
(unaudited).

This schedule has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state or territory. Under each state or territory is a list of securities owned by the Fund.

STATE, ISSUER, DESCRIPTION,                                        INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
TAX-EXEMPT LONG-TERM BONDS 100.54%                                                                       $122,644,610
(Cost $122,636,302)

Alaska 0.94%                                                                                               $1,140,420
Anchorage, City of,
  Ice Rink Rev, 01-01-20                                              6.375%     BB+           $1,000       1,140,420

Arizona 1.45%                                                                                               1,766,640
Peoria Industrial Development Auth,
  Ind'l Dev Rev Ref Ser 1999A Sierra Winds Life,
  08-15-20                                                            6.250      BB+            1,000         863,920
Pima County Industrial Development Auth,
  Ind'l Rev Ser 1997B Tucson Elec Pwr Co Proj,
  09-01-29                                                            6.000      B+             1,000         902,720

Arkansas 0.82%                                                                                              1,003,800
Arkansas State Development Finance Auth,
  Hosp Rev Washington Regional Medical Ctr,
  02-01-29                                                            7.375      BBB-           1,000       1,003,800

California 19.77%                                                                                          24,110,755
ABAG Finance Authority for Nonprofit Corps,
  Cert of Part Nat'l Center for Int'l Schools Proj,
  05-01-18                                                            7.375      BB+            1,000       1,068,780
Foothill/Eastern Transportation Corridor Agency,
  Toll Rd Rev Sr Lien Cap Apprec Ser A, 01-01-18                       Zero      AAA            7,950       3,376,365
  Toll Rd Rev Ref Conv Cap Apprec, 01-15-23                            Zero      AAA            3,000       1,990,230
  Toll Rd Rev Ref Cap Apprec, 01-15-36                                 Zero      BBB-           4,000         464,360
Millbrae, City of,
  Residential Facil Rev Ser 1997A Magnolia of
  Millbrae Proj, 09-01-27                                             7.375      BB             1,000         984,000
Sacramento City Financing Auth,
  Rev Convention Ctr Hotel Ser 1999A, 01-01-30                        6.250      BB+            1,000         983,370
San Bernardino, County of,
  Cert of Part Ref Medical Ctr Fin Proj, 08-01-17                     5.500      A-             2,500       2,582,050
San Diego County Water Auth,
  Water Rev Cert of Part Reg RITES, 04-23-08                          7.636#     AAA            1,000       1,192,500
San Francisco, City of,
  Resid Facil Ser A Coventry Park Proj, 12-01-26                      8.500      BB-            2,000       1,878,160
San Joaquin Hills Transportation Corridor Agency,
  Toll Rd Rev Sr Lien, 01-01-33                                       5.000      BBB-           1,000         890,940
South Orange County Public Financing Auth,
  Spec Tax Rev LEVRRS, 08-15-17                                       7.770#     AAA            7,500       8,700,000

Connecticut 1.62%                                                                                           1,979,740
Connecticut State Development Auth,
  Poll Control Rev Ref Ser 1993A Connecticut
  Light & Pwr, 09-01-28                                               5.850      BBB            2,000       1,979,740

District of Columbia 0.87%                                                                                  1,058,700
District of Columbia,
  Cert of Part, 01-01-13                                              7.300      BBB-           1,000       1,058,700

Florida 12.60%                                                                                             15,371,527
Capital Projects Finance Auth,
  Students Hsg Rev Cap Projs Ln Prog Florida Univ
  Ser 2000A, 08-15-31                                                 7.850      BBB-           2,000       1,981,600
  Students Hsg Rev Cap Projs Ln Prog Ser 2001G,
  10-01-11                                                            9.125      BBB            2,000       1,983,040
Crossings at Fleming Island Community
  Development District,
  Spec Assessment Rev Ref Ser 2000C, 05-01-30                         7.100      BBB-           1,000       1,035,000
Grand Haven Community Development District,
  Spec Assessment Ser B, 05-01-19                                     6.900      BB+            1,000       1,014,150
Hillsborough County Industrial Development Auth,
  Exempt Facils Rev Adj Conv Nat'l Gypsum
  Ser 2000A, 04-01-30                                                 7.125      BBB-           1,000         808,070
Homestead, City of,
  Ind'l Dev Rev Ser A Community Rehab Proj, 11-01-18                  7.950      BB             3,470       3,521,876
Miami-Dade County Special Obligation,
  Sub Ser 1997B, 10-01-35                                              Zero      AAA           10,000       1,400,100
Poinciana Community Development District,
  Spec Assessment Ser 2000A, 05-01-31                                 7.125      BB               615         631,771
South Indian River Water Control District,
  Rev Egret Landing Proj Section 15 Phase 1, 11-01-18                 7.500      BB+            1,910       1,991,920
Stoneybrook West Community Development District,
  Spec Assessment Rev Ser 2000B, 05-01-10                             6.450      BB             1,000       1,004,000

Illinois 8.83%                                                                                            $10,775,754
Bedford Park, City of,
  Tax Increment Rev Ref 71st & Cicero Proj, 01-01-12                  7.375      BBB-           1,000       1,040,880
  Tax Increment Rev Ref 71st & Cicero Proj, 01-01-06                  7.000      BBB-             555         572,333
  Tax Increment Rev Sr Lien Mark IV Proj, 03-01-12                    9.750      AAA              910         978,332
Chicago, City of,
  Chicago-O'Hare Int'l Airport Spec Facil Rev Ref
  Ser 1999A United Air Lines, Inc. Proj, 09-01-16                     5.350      BB+            2,000       1,772,880
  Chicago-O'Hare Int'l Airport Spec Facil Rev Ref
  Ser 2001C United Air Lines, Inc. Proj, 05-01-16                     6.300      Baa2           1,000         998,530
  Chicago-O'Hare Int'l Airport Spec Facil Rev Ref
  American Airlines, Inc., 12-01-24                                   8.200      BBB-           1,500       1,665,780
Illinois Health Facilities Auth,
  Rev Ser A Fairview Obligated Group Proj, 10-01-22                   9.500      AA             2,470       2,709,689
Round Lake Beach, City of,
  Tax Increment Rev Ref, 12-01-13                                     7.500      BBB-           1,000       1,037,330

Indiana 0.81%                                                                                                 989,890
Wabash, County of,
  Solid Waste Disp Rev Jefferson Smurfit Corp Proj,
  06-01-26                                                            7.500      B              1,000         989,890

Iowa 0.68%                                                                                                    832,875
Iowa Finance Auth,
  Hlth Care Facil Rev Ref Care Initiatives Proj Ser B,
  07-01-18                                                            5.750      BB               715         594,015
  Hlth Care Facil Rev Ref Care Initiatives Proj,
  07-01-25                                                            9.250      BB               200         238,860

Kansas 2.46%                                                                                                2,993,360
Kansas Development Finance Auth,
  Multifamily Hsg Rev Ref Ser Y, 12-01-28                             6.125      BBB-           1,000         895,620
Prairie Village, City of,
  Rev Ser A Claridge Court Proj, 08-15-23                             8.750      BBB-           2,000       2,097,740

Kentucky 1.86%                                                                                              2,272,149
Jefferson County Student Housing,
  Ind'l Bldg Rev Collegiate Hsg Foundation
  Ser 1999A, 09-01-29                                                 7.125      BB+            1,265       1,295,499
Newport Public Properties,
  Corp Rev 1st Mtg Pub Prkg & Plaza Ser 2000A-1,
  01-01-27                                                            8.500      BB             1,000         976,650

Louisiana 0.66%                                                                                               809,360
Louisiana Public Facilities Auth,
  Progressive Hlthcare Rev, 10-01-20                                  6.375      BB-            1,000         809,360

Massachusetts 4.93%                                                                                         6,013,594
Massachusetts Development Finance Agency,
  Rev Lasell Village Proj Ser 1998A, 12-01-25                         6.375      BBB-           1,000         859,260
Massachusetts Industrial Finance Agency,
  Rev Ser A Southeastern Mass Proj, 07-01-15                          9.000      BB             2,800       2,909,256
Massachusetts Port Auth,
  Spec Proj Rev Harborside Hyatt Hotel, 03-01-26                     10.000      BBB-           2,200       2,245,078

Michigan 3.78%                                                                                             $4,611,875
Midland County Economic Development Corp,
  Poll Control Ltd Oblig Rev Ref Ser 2000A, 07-23-09                  6.875      BB+            1,500       1,534,875
Waterford, Township of,
  Economic Dev Corp Rev Ref Canterbury Hlth,
  01-01-39                                                            6.000      BB-            3,620       3,077,000

Missouri 1.59%                                                                                              1,939,985
Fenton, City of,
  Tax Incr Rev Ref & Imp Gravois Bluffs, 10-01-21                     7.000      BB+            1,000         976,510
Lees Summit Industrial Development Auth,
  Hlth Facil Rev Ref & Imp John Knox Vlg Proj,
  08-15-12                                                            7.125      A-               945         963,475

Nevada 1.60%                                                                                                1,954,140
Nevada Department of Business & Industry,
  Las Vegas Monorail Proj Rev 2nd Tier, 01-01-40                      7.375      BB             1,000         976,750
  Las Vegas Monorail Proj Rev 2nd Tier, 01-01-23                      7.250      BB             1,000         977,390

New Hampshire 2.61%                                                                                         3,179,280
New Hampshire Business Finance Auth,
  Poll Control Rev Ref Ser D Pub Serv Co, 05-01-21                    6.000      BBB+           2,000       1,955,220
New Hampshire Higher Educational & Health
  Facilities Auth,
  Rev Littleton Hosp Assn-Ser A, 05-01-18                             5.900      BB-            1,500       1,224,060

New Jersey 9.10%                                                                                           11,102,815
Camden County Improvement Auth,
  Lease Rev Ser A Holt Hauling & Warehousing Proj,
  01-01-21                                                            9.875      CC             1,500       1,451,160
New Jersey Economic Development Auth,
  Economic Dev Rev Ref Ser 1995J Holt Hauling Proj,
  11-01-23                                                            8.500      CC             2,500       2,393,375
  Ind'l Dev Rev Ref Newark Airport Marriott Hotel Proj,
  10-01-14                                                            7.000      BBB-           1,000       1,010,180
  Spec Facil Rev Continental Airlines, Inc. Proj,
  09-15-19                                                            6.250      BB             1,500       1,420,500
  Spec Facil Rev Continental Airlines, Inc. Proj,
  11-15-30                                                            7.000      BB             1,500       1,514,970
New Jersey Health Care Facilities Financing Auth,
  Rev Care Institute Inc Cherry Hill Proj, 07-01-27                   8.000      BB-            2,000       1,800,000
  Rev Ref Trinitas Hosp Oblig Group, 07-01-30                         7.500      BBB-             500         508,320
  St Peters Univ Hosp Rev Ser 2000A, 07-01-30                         6.875      BBB            1,000       1,004,310

New York 2.37%                                                                                              2,894,684
Glen Cove Housing Auth,
  Rev Sr Living Facil The Mayfair Proj, 10-01-26                      8.250      BB+            1,425       1,535,209
New York City Industrial Development Agency,
  Ind'l Dev Rev Ref LaGuardia Assoc LP Proj, 11-01-28                 6.000      BB+            1,000         862,060
Suffolk County Industrial Development Agency,
  Continuing Care Retire Cmty Rev Peconic Landing
  Ser 2000A, 10-01-30                                                 8.000      BB+              500         497,415

Oregon 2.99%                                                                                               $3,642,530
Oregon State Solid Waste Disposal Facilities,
  Economic Dev Rev USG Corp Proj Ser 192, 12-01-29                    6.400      BBB              850         604,520
Western Generation Agency,
  Rev 1994 Ser A Wauna Cogeneration Proj, 01-01-21                    7.125      BBB-           3,000       3,038,010

Pennsylvania 5.84%                                                                                          7,126,674
Beaver County Industrial Development Auth,
  Coll Poll Control Rev Ref Ser 1995A Toledo Edison
  Co Beaver Valley Proj, 05-01-20                                     7.750      BB+            1,700       1,826,922
  Poll Control Rev Ref Cleveland Elec Proj, 05-01-25                  7.625      BB+            1,000       1,064,990
Chester County Health & Education Facilities Auth,
  Hosp Rev Ser 2001A Chester County Hospital,
  07-01-31                                                            6.750      Baa1           1,000         992,480
Chester County Industrial Development Auth,
  Rev 1st Mtg Rha/Pa Nursing Home (B), 05-01-19                      10.125      B-               193          96,332
Montgomery County Redevelopment Auth,
  Multifamily Hsg Rev Ser A KBF Assoc LP Proj,
  07-01-25                                                            6.500      A              2,500       2,545,950
Pennsylvania Economic Development Finance Auth,
  Ser B Qualified Residential RSI Properties/Greensburg
  LLC Proj (B), 09-01-27                                              8.000      BB-            1,000         600,000

Puerto Rico 0.86%                                                                                           1,052,720
Puerto Rico Ind'l, Tourist, Ed'l, Medical & Environmental,
  Control Facilities Financing Auth Cogen Fac Rev
  Ser 2000A AES Proj, 06-01-26                                        6.625      Baa2           1,000       1,052,720

Rhode Island 1.69%                                                                                          2,065,677
Providence Redevelopment Agency,
  Cert of Part Ser 1994A, 09-01-24                                    8.000      BBB-           2,015       2,065,677

Tennessee 2.30%                                                                                             2,808,261
Chattanooga Industrial Development Board,
  Ind'l Dev Rev Ref Warehouse Row Ltd Proj, 12-15-12                  7.000      BBB            1,900       1,835,381
Johnson City Health & Educational Facilities Board,
  Hosp Rev Ref 1st Mtg Mtn States Hlth Ser 2000A,
  07-01-33                                                            7.500      Baa2           1,000         972,880

Utah 2.48%                                                                                                  3,019,873
Carbon, County of,
  Solid Waste Disp Rev Ref Ser A East Carbon
  Development Corp, 07-01-12                                          9.000      BBB-           2,000       2,046,580
  Solid Waste Disp Rev Ref Sunnyside Cogeneration
  Ser 1999A, 08-15-23                                                 7.100      BB               940         882,980
  Solid Waste Disp Rev Ref Sunnyside Cogeneration
  Ser 1999B, 08-15-24                                                  Zero      BB               290          47,563
Tooele, County of,
  Poll Control Rev Ref Ser A Laidlaw Environmental
  Proj, 07-01-27 (B)                                                  7.550      D              1,500          42,750

Virginia 4.25%                                                                                             $5,177,882
Goochland County Industrial Development Auth,
  Ind'l Dev Rev Ref Nekoosa Packaging Corp, 12-01-25                  5.650      Baa3           1,000         878,730
Hopewell Industrial Development Auth,
  Resource Recovery Rev Ref Stone Container Corp
  Proj, 06-01-16                                                      8.250      BB             2,400       2,476,872
Pocahontas Parkway Association,
  Toll Road Rev Cap Apprec 1st Tier Sub Ser 1998C,
  08-15-21                                                             Zero      Ba1            4,100         883,960
  Toll Road Rev Cap Apprec 1st Tier Sub Ser 1998C,
  08-15-20                                                             Zero      Ba1            4,000         938,320

Washington 0.78%                                                                                              949,650
Spokane County Industrial Development Corp,
  Solid Waste Disp Rev Kaiser Alum & Chem Corp Proj,
  03-01-27                                                            7.600      BB-            1,250         949,650

TOTAL INVESTMENTS 100.54%                                                                                $122,644,610

OTHER ASSETS AND LIABILITIES, NET (0.54%)                                                                   ($652,744)

TOTAL NET ASSETS 100%                                                                                    $121,991,866

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Services, Fitch or John Hancock
    Advisers, Inc. where Standard & Poor's ratings are not available.

  # Represents rate in effect on February 28, 2001.

(B) Non-income-producing issuer, filed for protection under the Federal
    Bankruptcy Code or is in default on interest payment.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




PORTFOLIO
CONCENTRATION

For the period ending
February 28, 2001
(unaudited).

This table shows
the percentages
of the Fund's
investments
aggregated by
industries.

                                                       VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION                                   OF FUND'S NET ASSETS
Revenue Bonds -- Airport                                               2.27%
Revenue Bonds -- Authority                                             1.96
Revenue Bonds -- Economic Development                                  6.91
Revenue Bonds -- Education                                             2.50
Revenue Bonds -- Facility                                              1.69
Revenue Bonds -- Health                                               18.31
Revenue Bonds -- Highway                                               3.50
Revenue Bonds -- Housing                                               5.69
Revenue Bonds -- Industrial Development                                5.65
Revenue Bonds -- Industrial Revenue                                    6.96
Revenue Bonds -- Lease                                                 0.87
Revenue Bonds -- Multi-Family                                          0.73
Revenue Bonds -- Other                                                10.14
Revenue Bonds -- Parking Garage/Authority                              0.80
Revenue Bonds -- Pollution Control Facilities                         15.80
Revenue Bonds -- Recreation Facility                                   2.93
Revenue Bonds -- Solid Waste Disposal                                  0.76
Revenue Bonds -- Special Assessment                                    2.17
Revenue Bonds -- Student loan                                          1.62
Revenue Bonds -- Tax Increment                                         0.80
Revenue Bonds -- Transportation                                        5.87
Revenue Bonds -- Water & Sewer                                         2.61

Total tax-exempt long-term bonds                                     100.54%

See notes to
financial statements.


FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

February 28, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
and the maxi
mum offering
price per share.

ASSETS
Investments at value (cost $122,636,302)                         $122,644,610
Cash                                                                  207,446
Receivable for investments sold                                       105,000
Receivable for shares sold                                             32,596
Interest receivable                                                 2,098,241
Other assets                                                           51,138

Total assets                                                      125,139,031

LIABILITIES
Payable for investments purchased                                   2,950,208
Payable for shares repurchased                                         28,394
Payable to affiliates                                                  80,231
Other payables and accrued expenses                                    88,332

Total liabilities                                                   3,147,165

NET ASSETS
Paid-in capital                                                   135,461,419
Accumulated net realized loss on investments
  and financial futures contracts                                 (13,471,341)
Net unrealized appreciation of investments                              8,308
Distributions in excess of net investment income                       (6,520)

Net assets                                                       $121,991,866

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($49,705,341 [DIV] 5,752,236 shares)                            $8.64
Class B ($70,563,506 [DIV] 8,166,083 shares)                            $8.64
Class C ($1,723,019 [DIV] 199,399 shares)                               $8.64

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($8.64 [DIV] 95.5%)                                           $9.05
Class C ($8.64 [DIV] 99.0%)                                             $8.73

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
February 28, 2001
(unaudited).

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest                                                           $4,344,116

Total investment income                                             4,344,116

EXPENSES
Investment management fee                                             367,683
Class A distribution and service fee                                   59,464
Class B distribution and service fee                                  333,886
Class C distribution and service fee                                    7,099
Transfer agent fee                                                     52,748
Custodian fee                                                          34,016
Auditing fee                                                           16,920
Registration and filing fees                                           15,825
Accounting and legal services fee                                      11,980
Printing                                                                6,535
Trustees' fees                                                          2,512
Miscellaneous                                                           2,460
Legal fees                                                              1,312
Interest expense                                                        1,137

Total expenses                                                        913,577
Less expense reductions                                               (17,838)

Net expenses                                                          895,739

Net investment income                                               3,448,377

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments                                    615,173
Change in unrealized appreciation (depreciation)
  on investments                                                     (113,572)

Net realized and unrealized gain                                      501,601

Increase in net assets from operations                             $3,949,978

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows
how the value
of the Fund's
net assets has
changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions and
any increase or
decrease in money
shareholders
invested in the
Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                   8-31-00          2-28-01 1

INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment income                           $7,898,702       $3,448,377
Net realized gain (loss)                          (510,771)         615,173
Change in net unrealized
  appreciation (depreciation)                   (7,054,579)        (113,572)

Increase in net assets resulting
  from operations                                  333,352        3,949,978

Distributions to shareholders
From net investment income
Class A                                         (2,834,765)      (1,435,332)
Class B                                         (5,045,957)      (1,976,073)
Class C                                            (17,980)         (36,972)
                                                (7,898,702)      (3,448,377)

From fund share transactions                   (25,814,189)      (7,073,895)

NET ASSETS
Beginning of period                            161,943,699      128,564,160

End of period 2                               $128,564,160     $121,991,866

1 Semiannual period from 9-1-00 through 2-28-01. Unaudited.

2 Includes distributions in excess of net investment income of $6,520 and $6,520, respectively.

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                10-31-95 1   8-31-96 2   8-31-97     8-31-98     8-31-99     8-31-00     2-28-01 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $8.82       $9.47       $9.16       $9.34       $9.65       $9.03       $8.60
Net investment income 4                         0.57        0.49        0.56        0.54        0.53        0.53        0.26
Net realized and unrealized
  gain (loss) on investments                    0.70       (0.30)       0.18        0.31       (0.62)      (0.43)       0.04

Total from
  investment operations                         1.27        0.19        0.74        0.85       (0.09)       0.10        0.30

Distributions to shareholders
From net investment income                     (0.58)      (0.50)      (0.56)      (0.54)      (0.53)      (0.53)      (0.26)
From net realized gain                         (0.04)         --          --          --          --          --          --
                                               (0.62)      (0.50)      (0.56)      (0.54)      (0.53)      (0.53)      (0.26)
Net asset value,
  end of period                                $9.47       $9.16       $9.34       $9.65       $9.03       $8.60       $8.64

Total return 5,6 (%)                           14.85        1.96 7      8.29        9.34       (0.98)       1.24        3.51 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                  $14         $24         $32         $41         $49         $47         $50
Ratio of expenses
  to average net assets (%)                     1.06        1.10 8      1.06        1.00        0.98        1.05        1.06 8
Ratio of adjusted expenses
  to average net assets 9 (%)                     --          --          --          --        1.00        1.08        1.07 8
Ratio of net investment income
  to average net assets (%)                     6.36        6.39 8      6.00        5.66        5.65        6.05        6.03 8
Portfolio turnover (%)                            64          38          51          35          39          31          26

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                10-31-95 1   8-31-96 2   8-31-97     8-31-98     8-31-99     8-31-00     2-28-01 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $8.82       $9.47       $9.16       $9.34       $9.65       $9.03       $8.60
Net investment income 4                         0.51        0.44        0.49        0.47        0.47        0.46       0.233
Net realized and unrealized
  gain (loss) on investments                    0.69       (0.31)       0.18        0.31       (0.62)      (0.43)       0.04

Total from
  investment operations                         1.20        0.13        0.67        0.78       (0.15)       0.03        0.27

Distributions to shareholders
From net investment income                     (0.51)      (0.44)      (0.49)      (0.47)      (0.47)      (0.46)      (0.23)
From net realized gain                         (0.04)         --          --          --          --          --          --
                                               (0.55)      (0.44)      (0.49)      (0.47)      (0.47)      (0.46)      (0.23)
Net asset value,
  end of period                                $9.47       $9.16       $9.34       $9.65       $9.03       $8.60       $8.64

Total return 5,6 (%)                           13.99        1.36 7      7.51        8.53       (1.69)       0.49        3.18 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $155        $148        $139        $131        $113         $81         $71
Ratio of expenses
  to average net assets (%)                     1.79        1.81 8      1.81        1.75        1.71        1.79        1.72 8
Ratio of adjusted expenses
  to average net assets 9 (%)                     --          --          --          --        1.73        1.82        1.73 8
Ratio of net investment income
  to average net assets (%)                     5.61        5.65 8      5.28        4.92        4.91        5.31        5.38 8
Portfolio turnover (%)                            64          38          51          35          39          31          26

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                 8-31-99 10  8-31-00     2-28-01 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $9.47       $9.03       $8.60
Net investment income 4                         0.18        0.46        0.23
Net realized and unrealized
  gain (loss) on investments                   (0.44)      (0.43)       0.04

Total from
  investment operations                        (0.26)       0.03        0.27

Distributions to shareholders
From net investment income                     (0.18)      (0.46)      (0.23)

Net asset value,
  end of period                                $9.03       $8.60       $8.64

Total return 5,6 (%)                           (2.70) 7     0.48        3.13 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $0.2        $0.7          $2
Ratio of expenses
  to average net assets (%)                     1.74 8      1.80        1.81 8
Ratio of adjusted expenses
  to average net assets 9 (%)                   1.76        1.83        1.82 8
Ratio of net investment income
  to average net assets (%)                     4.82 8      5.30        5.21 8
Portfolio turnover (%)                            39          31          26

 1 On December 22, 1994, John Hancock Advisers, Inc. became the investment advisor of the Fund.

 2 Effective August 31, 1996, the fiscal period end changed from October 31 to August 31.

 3 Semiannual period from 9-1-00 to 2-28-01. Unaudited.

 4 Based on the average of the shares outstanding at the end of each month.

 5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 6 The total returns would have been lower had certain expenses not been reduced during the periods shown.

 7 Not annualized.

 8 Annualized.

 9 Does not take into consideration expense reductions during the periods shown.

10 Class C shares began operations on April 1, 1999.

See notes to
financial statements.




NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting policies

John Hancock High Yield Tax-Free Fund (the "Fund") is a diversified series of John Hancock Tax-Free Bond Fund (the "Trust"), an open- end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with the preservation of capital, by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Premium and discount on securities

The Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $1,186,200 and the weighted average interest rate was 7.01%. Interest expense includes $1,137 paid under the line of credit. There was no outstanding borrowing under the line of credit on February 28, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $13,167,139 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2002 -- $2,239,021, August 31, 2003 -- $205,838, August 31, 2004 -- $3,207,633,
August 31, 2005 -- $716,668, August 31, 2006 -- $3,041,181 and August
31, 2008 -- $3,756,798.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivable when the collection of interest has become doubtful.

The Fund records all dividend distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

The Fund has an agreement with its custodian bank under which custodian fees have been reduced by balance credits applied during the period. Accordingly, the custody expense reduction amounted to $17,838, or 0.01% of the Fund's average daily net assets, for the period ended February 28, 2001. If the Fund had not entered into this agreement the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended February 28, 2001, JH Funds received net up-front sales charges of $36,253 with regard to sales of Class A shares. Of this amount, $3,756 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $23,551 was paid as sales commissions to unrelated broker-dealers and $8,946 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Class C shares retail purchases are assessed a 1.00% up-front sales charge. During the period ended February 28, 2001, JH Funds received net up-front sales charges of $10,935 with regard to sales of Class C shares. All of this amount was paid as sales commissions to unrelated broker-dealers.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended February 28, 2001, CDSCs received by JH Funds amounted to $86,860 for Class B shares and $3 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended February 28, 2001, aggregated $32,156,333 and $36,906,849, respectively.

The cost of investments owned at February 28, 2001 for federal income tax purposes was $122,636,302. Gross unrealized appreciation and depreciation of investments aggregated $6,409,192 and $6,400,884, respectively, resulting in net unrealized appreciation of $8,308.

NOTE D
Fund share transactions

The listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                    YEAR ENDED 8-31-00                PERIOD ENDED 2-28-01 1
                              SHARES            AMOUNT            SHARES            AMOUNT
CLASS A SHARES
Sold                       2,256,797       $19,351,448         1,013,820        $8,703,456
Distributions
reinvested                   125,960         1,085,748            61,263           525,298
Repurchased               (2,369,022)      (20,378,199)         (745,535)       (6,393,637)
Net increase                  13,735           $58,997           329,548        $2,835,117

CLASS B SHARES
Sold                         952,207        $8,288,481           382,390        $3,280,275
Distributions
reinvested                   187,172         1,616,971            70,668           605,843
Repurchased               (4,192,975)      (36,261,381)       (1,726,424)      (14,804,335)
Net decrease              (3,053,596)     ($26,355,929)       (1,273,366)     ($10,918,217)

CLASS C SHARES
Sold                          62,365          $533,770           115,511          $991,842
Distributions
reinvested                     1,477            12,694             2,477            21,238
Repurchased                   (7,381)          (63,721)             (452)           (3,875)
Net increase                  56,461          $482,743           117,536        $1,009,205

NET DECREASE              (2,983,400)     ($25,814,189)         (826,282)      ($7,073,895)

1 Semiannual period from 9-1-00 through 2-28-01. Unaudited.




FOR YOUR
INFORMATION

TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President
and Chief Executive Officer
William L. Braman
Executive Vice President
and Chief Investment Officer
Richard A. Brown
Senior Vice President and Chief Financial Officer
Susan S. Newton
Senior Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By Regular Mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By Express Mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer Service Representatives  1-800-225-5291

24-hour Automated Information     1-800-338-8080

TDD Line                          1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com


This report is for the information of the shareholders of the John Hancock High Yield Tax-Free Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


590SA  2/01
       4/01